SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement ("Settlement Agreement" or the "Agreement"), is entered into as of the 11th day of February, 2021 (the "Effective Date"), by, between and among the following parties to litigation presently pending in the U.S. District Court for the Southern District of New York, *FirstFire Global Opportunities Fund, LLC v. WestPark Capital, Inc., et al*, No. 1:20-cv-03327-LLS, specifically the following parties: a) FirstFire Global Opportunities Fund, LLC ("FirstFire" or the "Fund"), a Delaware limited liability company with a principal place of business located at 1040 First Avenue, Suite 190, New York, New York 10022, on the one hand and b) Rideshare Rental, Inc., f/k/a YayYo, Inc. ("Rideshare," "YAYO" or the "Company"), a Delaware corporation with a principal place of business located at 433 North Camden Drive, Suite 600, Beverly Hills, California 90210; c) WestPark Capital, Inc. ("WestPark" or "Underwriter"), a Colorado corporation with a principal place of business located at 1900 Avenue of the Stars, Suite 310, Los Angeles, California 90067; d) Richard A. Rappaport ("Rappaport"), an individual; and e) Ramy El-Batrawi, an individual ("El-Batrawi" and collectively, with Rappaport, referred to as the "Individual Defendants"). The Company, the Underwriter and the Individual Defendants may be referred to collectively as the "Settling Defendants" or the "Defendants," and each, as a "Settling Defendant" or "Defendant"; and, with FirstFire, each as a "Settling Party" or a "Party," and which terms shall include any Party named in any and all iterations of the Complaints filed herein, including the original Complaint and all Amended Complaints (collectively, the "Settling Parties").

WHEREAS, in or about November 2019, the Fund was a subscriber in the Company's initial public offering ("Initial Public Offering," the "IPO" or the "Offering");

WHEREAS, on or about April 28, 2020, the Fund filed an action, as subsequently amended, in the United States District Court for the Southern District of New York, styled as *FirstFire Global Opportunities Fund, LLC v. WestPark Capital, Inc., et al.*, Dkt. No. 1:20-CV-03327-LLS (the "Litigation"). Plaintiff alleged in the Litigation *inter alia*, violations of Sections 11, 12(a) and 15 of the Securities Act of 1933, 15 U.S.C. §§ 77k, 77l(a) & 77o, and violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. §§78j(b) & 78t(a), and Rule 10b-5, 17 C.F.R. § 240.10b-5, as promulgated thereunder;

WHEREAS, on or about December 3, 2020, the Fund filed a Second Amended Complaint in the United States District Court for the Southern District of New York, styled as *FirstFire Global Opportunities Fund, LLC v. WestPark Capital,* in which the Fund dropped certain individual defendants and added YAYO and El-Batrawi as defendants.

WHEREAS Defendants vigorously deny and dispute the allegations asserted against them in the Litigation in full;

WHEREAS, certain Defendants have asserted that YAYO has a duty to indemnify the Underwriter and the certain individual Defendants, which YAYO disputes;

WHEREFORE, the Settling Parties have determined it to be in their respective mutual interests to amicably resolve outstanding business matters, including any and all potential disputes,

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claims, and all matters which have been or could have been alleged by FirstFire or, which have been or could have been alleged by the Defendants;

NOW THEREFORE, as of the Effective Date of this Agreement and in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Settling Parties agree as follows:

ARTICLE I

SETTLEMENT TERMS / CONSIDERATION

1.1 Settlement Purpose. The Settling Parties agree and acknowledge that the execution of this Settlement Agreement does not constitute either an admission or concession by any of the Parties of any liability or wrongdoing of any kind by any entity or individual, and the Parties each specifically deny any and all liability or wrongdoing. The Parties further agree and acknowledge that they understand that this Agreement is entered into solely for the purpose of avoiding possible future expenses and burdens of continuing to litigate this dispute or litigation in any forum.

1.2 Settlement Terms & Consideration. In exchange for and in consideration of the releases, covenants, terms and conditions of this Settlement Agreement, the receipt and sufficiency of which is hereby acknowledged, the Parties agree and acknowledge that the consideration as set forth in Paragraph 1.2(b), shall be paid, delivered, assigned, transferred and/or otherwise conveyed to FirstFire as of the Settlement Date (as defined in Paragraph 1.2(b)(i) below), pursuant to the terms of this Settlement Agreement. WestPark and Rappaport shall have no liability under this Agreement and contribute nothing to the settlement. In consideration for the releases, covenants, terms and conditions of this Settlement Agreement, the sufficiency of which is hereby acknowledged, the Settling Parties agree to the following:

a) **FirstFire** will: (i) move to dismiss the Litigation with prejudice with respect to each and every Defendant named in any of the Complaints, i.e. all "Parties", and agrees not to file any further or additional litigation against any , including Aegis Capital and Robert Eide, based on the claims advanced in the present action, subject to the releases set forth herein; (ii) waive and relinquish any right to collect an additional 25,000 shares of Stock owned by Rideshare referenced in the attached Stock Purchase Agreement dated November 15, 2019, Exhibit A-1 hereto; and (iii) waive and relinquish any right to collect an additional 83,333 shares of Stock owned by Gray Mars Venus Limited Partnership referenced in the attached Stock Purchase Agreement dated June 22. 2018, Exhibit A-2 hereto.

b) The **Company** will: (i) sell or transfer 150,000 shares of its restricted common stock, par value $0.000001 per share (the "**Settlement Shares**") in a private placement, at a purchase price of $0.066667 per restricted common stock share, for consideration of Ten Thousand and 00/100 ($10,000.00) Dollars (USD). FirstFire further understands that such offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the "**Securities Act**"), or any securities law of

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any state of the United States or of any other jurisdiction, and is being made only to "*accredited investors*" (as defined in Rule 501 of Regulation D under the Securities Act), and that such securities shall have no other restrictions other than those under Rule 144 and the federal securities laws.

c) **The Underwriter** and Individual Defendants shall contribute nothing else to the Settlement Consideration except for an exchange of mutual releases, and will not be responsible for the Settlement Consideration except as stipulated below: WestPark, but not Aegis Capital and Robert Eide, which are not Parties to this Settlement, waives its claims, if any to indemnity or indemnification with respect to the Company, with the understanding that such limited waiver of claims for indemnification of costs and expenses shall be limited to this Litigation only.

1.4 Settlement Date. The delivery of the Settlement Shares under the transactions contemplated by this Agreement shall occur on or before the Settlement Date, which shall be on or before 5:00 p.m. (Eastern Standard Time), on February 15, 2021 or such other mutually agreed time, as may be agreed to in writing, by the Parties.

1.5 Dismissal of Litigation. Within two business days after the Fund's receipt of the Settlement Shares, the Fund will file a Notice of Dismissal in the Litigation with the U.S. District Court for the Southern District of New York, dismissing with prejudice all claims against the Defendants which are Parties to this Agreement. Such Notice will be in the form of a Stipulation and Proposed Order in the form of Exhibit B hereto. In the event that FirstFire does not enter into a separate agreement, on a mutually satisfactory basis, with Aegis Capital and Robert Eide with respect to the prosecution and/or dismissal of the instant Litigation, FirstFire agrees to file a Stipulation of Dismissal without prejudice as to Aegis Capital and Robert Eide. Nothing in this Agreement shall be preclude FirstFire from filing such necessary and appropriate papers in the Litigation, including a refiling of claims against Aegis Capital and/or Robert Eide, if necessary, and/or defend or respond to any filings by such Aegis-related Parties.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND RAMY EL-BATRAWI

Company's and El-Batrawi's Representations and Warranties

The Company and Ramy El-Batrawi hereby represent and warrant to the Fund as follows:

2.1 Incorporation. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power to own and operate its business. The Company is duly qualified to transact business in each jurisdiction where its conduct of business or ownership of property requires such qualification.

2.2 Corporate Power. The Company has full corporate power and authority to execute, deliver and carry out the terms of this Agreement and to conduct its business.

2.3 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate action on the part of the Company, including, without limitation, approval by the directors and stockholders of the Company. This Agreement constitutes the valid and binding obligation of the Company and is enforceable in accordance with its terms.

2.5 No Conflicting Agreements. There is no provision in the Articles of Organization or Bylaws of the Company and no provision of any existing mortgage, indenture, contract, or agreement binding the Company or affecting its property, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement.

2.6 Financial Information. There has been no material adverse change in the business, property, or financial condition of the Company during the relevant time period preceding the date of this Agreement. During such time period, the Company has not accrued any material liabilities or obligations (whether accrued, absolute, contingent, or otherwise) of a nature customarily reflected in financial statements and there are no material undisclosed liabilities or obligations of the Company.

2.7 Business Operations. The Company has not, during the relevant time period preceding the date of this Agreement, been known as or used any other corporate, trade or fictitious name, other than its present name, Rideshare Rental, Inc. ("Rideshare") or its predecessor name, YayYo, Inc. ("YayYo") nor acquired all or substantially all of the assets, capital stock or operating units of any person or entity, nor had a business location as any address other than the address set forth herein.

2.8 Compliance With Instruments. The Company is not in violation of any material term of the Company's Articles of Organization or Bylaws. The Company is not in material violation of any of the terms or in default under any of their contracts, obligations, agreements, plans, arrangements, rights and commitments or of any other mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which they are subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company.

2.10 Title and Encumbrances. The Company has good and marketable title to and a valid indefeasible ownership interest in all of its properties and assets, free and clear of all liens, claims, encumbrances, restrictions, conditions or exceptions.

2.11 Capitalization. As of the Settlement Date, the authorized capital stock of the Company is Ninety Million (90,000,000) shares (hereinafter the "Shares") of voting common stock, no par value per Share (hereinafter the "Common Stock"). As of the Settlement Date, the Company shall have issued and outstanding 30,856,374 shares of Common Stock (representing 100% of all voting securities).

2.12 Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any other corporation, association, joint venture, partnership or any other business entity except as disclosed herein.

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2.13 Compliance with the Law. The Company has not knowingly engaged in any activity nor omitted to take any action as a result of which it is in, has been in, or has received any notice of, violation of any applicable statute, rule or regulation of any central or local governmental authority, or any ordinance, order, writ, injunction or decree, or any other requirement of any governmental body, agency, authority or court (hereinafter referred to as the "Law") relating to the Company, its business, or its assets, which action or omission could have a material adverse effect on its assets, business, or the transaction contemplated in this Agreement. To the best of the Company's knowledge, the business is presently conducted, and as of the Closing Date, will be conducted, in compliance with all applicable laws.

2.14 Tax Returns and Payments. The Company expects to file all tax returns and reports as required by law. These returns and reports, when filed, will be true and correct in all material respects to the best of the Company's knowledge and belief. To its knowledge, the Company has paid all taxes and other assessments as having been due and owing.

2.15 Periodic Filings and Reports. The Company has filed all periodic filings and reports as required by the U.S. Securities and Exchange Commission (hereinafter the "SEC" or the "Commission"), by law and as due to date. These periodic filings and reports are true and correct in all material respects. To its knowledge, the Company has paid all fees and other assessments as having been due and owing.

2.17 Brokers. The Company has not made any commitment or otherwise incurred an obligation to pay any commission to any broker or finder in connection with the transactions provided for in this Agreement.

2.18 Disclosure. No representation or warranty contained in this Agreement or any statement or information contained in any schedule, exhibit, certificate, written statement, document or instrument, or any other information attached to, delivered or required to be delivered pursuant to this Agreement, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading or necessary in order to full and fairly provide the information required to be provided in any such document. There is no fact known to the Company that materially adversely affects the business of the Company which has not been disclosed to the Fund in this Agreement or the schedules, exhibits or other documents delivered pursuant to this Agreement. Copies of all documents referred to in this Agreement which have been or are to be delivered to the Fund are true, correct and complete and include all amendments, supplements or modifications and/or waivers thereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF FUND

Fund's Representations and Warranties

The Fund hereby represents and warrants to the Company as follows:

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3.1 **Authorization.** This Agreement constitutes the valid and binding obligation of the Fund and is enforceable against the Fund in accordance with its terms.

3.2 **Brokers.** The Fund has not made any commitment or otherwise incurred an obligation to pay any commission to any broker or finder in connection with the transactions provided for in this Agreement.

ARTICLE IV

GENERAL RELEASES

4.1 **Release by the Company.** The Release, as delivered by the YAYO Releasors (as defined in the Exhibits hereto) pursuant to this Agreement and for the benefit of the FirstFire Releasees (as defined in the Exhibits hereto), is in the form attached hereto as **Exhibit C**.

4.2 **Releases by the Underwriters.** The Releases, as delivered by the WestPark Releasors (as defined in the Exhibits hereto) pursuant to this Agreement and for the benefit of the FirstFire Releasees and the YAYO Releasees (each as defined in the Exhibits hereto), are in the form attached hereto as **Exhibit D.**

4.3 **Releases by the Individual Defendants.** The Releases, as delivered by the Individual Defendant_Releasors (as defined in the Exhibits hereto) pursuant to this Agreement and for the benefit of the FirstFire Releasees (as defined in the Exhibits hereto), are in the form attached hereto as **Exhibits E-1, E-2**.

4.4 **Release by the Fund.** The Releases, as delivered by the FirstFire Releasors (as defined in the Exhibits hereto) pursuant to this Agreement and for the benefit of the Defendant Releasees (as defined in the Exhibits hereto), is in the form attached hereto as **Exhibit F**.

ARTICLE V

MISCELLANEOUS

5.1 **Covenant Not to Sue**. A "covenant not to sue" is a legal term which means that a Party promises not to file a lawsuit or other legal claim against the other Party. The Parties promise not to file a lawsuit, arbitration proceeding, administrative proceeding, or any other legal claim against the other Party's Releasees with respect to claims defined in this Agreement. It is different from the General Release of All Claims as referenced in this Agreement. Besides waiving and releasing the claims covered by the Waiver and Release of All Claims, each Party agrees never to sue any of the other Party's Releasees in any court, arbitration proceeding, administrative proceeding or otherwise, for any claim released in this Agreement. Notwithstanding this Covenant Not to Sue, either Party may bring a claim against another Party to enforce this Agreement, and may bring any other claim that cannot legally be waived.

5.2 Non disparagement. Each Party on his/its own behalf and on behalf of their predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and its respective trustees, officers,

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directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns agrees to refrain from disseminating, uttering or publishing (including, but not limited to, written, oral, or electronic publication) any disparaging, derogatory or negative statements, comments or remarks concerning the other Party. Each Party agrees to instruct his/its officers, staff and administrative personnel to refrain from uttering or publishing (including, but not limited to, written, oral, or electronic publication) any disparaging, derogatory or negative statements, comments, or remarks concerning the other Party.

5.3 **Voluntary and Knowing Agreement.** Each Party hereby warrants and represents that:

- It is competent, as a matter of law, to enter into this Agreement;
- It has consulted with an attorney before signing this Agreement;
- It has relied on its own judgment and that of its counsel regarding the consideration for and language ofthis Agreement;
- It has not relied upon any document, statement, representation, promise, inducement, understanding, or information made or provided by any other Party or its representatives except as expressly set forth in this Agreement;
- Each signatory have been authorized, as necessary, signatory for any Party has the authority to execute this Agreement on behalf of that Party;
- It understands this Agreement and has obtained answers to any questions which it has raised about the document and Agreement;
- No statements made by any other Party have in any way coerced or influenced it to execute this Agreement.;
- The language, terms, conditions, and provisions of this Agreement are the result of negotiations between the parties;
- It has not assigned or transferred any claim or interest in any claim that is the subject of the General Releases described in Article IV of this Agreement and the relevant exhibits attached hereto; and
- This Agreement has been validly executed and delivered by the Party and constitutes a valid and binding obligation, enforceable against the Party in accordance with the terms hereof.

5.3 **No Admission of Liability.** It is agreed and understood that, by entering into this Agreement, there is no admission or concession, express or implied, of liability or wrongdoing by any Party. This Agreement arises solely from the Parties' desire to resolve expeditiously the Litigation, and/or the Offering and business relationship between and among FirstFire and the Defendants, on mutually beneficial terms and conditions, and to avoid any disputes or costs related thereto. The existence and execution of this Agreement shall not be considered, and shall not be admissible, in any

proceeding as an admission by anyParty.

5.4 Confidentiality. The Parties agree to keep this Agreement, including the exhibits attached hereto, confidential, except that they shall not be restricted from sharing or disclosing the terms of this Agreement to their attorneys, or such persons who may assist in carrying out their responsibilities under the agreement and other advisors, to tax or regulatory authorities or as otherwise required by any applicable law or regulation. In addition, the Parties agree that they and their officers, agents, directors, and employees shall not discuss the Agreement with any other person, firm, or entity unless it is necessary or appropriate to do so or required by a validly issued subpoena or other legal process. In the event that any of the Parties is served with legal process requiring any form of disclosure otherwise prohibited by this paragraph, that Party shall give written notice to the other Parties and, to the extent practicable, allow a reasonable time for any or all of the other Parties to seek protective relief. It is agreed that the Parties will only respond to a non-judicial inquiry by indicating that the controversy has been resolved to its satisfaction, and that part of the resolution requires confidentiality.

5.5 Costs and Attorneys' Fees. Each Party understands and agrees that each Party it will be solely responsible for all expenses incurred by their respectively or on their behalf, including but not limited to their respective attorneys' fees, costs, and disbursements pertaining to any and all matters.

5.6 Governing Law/Forum. This Agreement shall be construed in accordance with the laws, including the law of conflicts, of the State of New York, without reference to its conflicts/choice of law rules, and, where applicable, under federal law. Any controversy which may arise between the Parties relating to this Agreement, its enforcement or otherwise shall be only brought in the federal or state courts, sitting solely and exclusively in New York City, New York. The Fund shall have the sole and exclusive right, under this Agreement, to collect costs and/or reasonable attorneys' fees for any breach of this Agreement by any Defendant.

5.7 Integration and Construction. This Agreement constitutes the complete understanding between and among the Parties and supersedes all prior agreements and understandings, oral or written, between the Parties hereto. In deciding to enter into this Agreement, none of the Parties have relied on any representations or promises by or on behalf of any other Party made outside the four comers hereof. No other promises or agreements, either express or implied, shall be binding unless in writing and signed by all Parties after the execution of this Agreement. The headings contained in this Agreement are for convenience only and do not constitute part of and shall not be used to interpret this Agreement. The language in all parts of this Agreement shall be construed according to its fair meaning and not strictly for or against any Party because that Party or that Party's legal representative draftedit.

5.8 Severability. Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable for any reason, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal, invalid or unenforceable part, term or provision shall be deemed not to be a part of this Agreement. Upon any finding by a court of competent jurisdiction that any of the waivers or releases contained in this Agreement are illegal, invalid or unenforceable, the Parties agree, at any other Party's request,

to execute promptly a waiver and release of comparable scope that is legal and enforceable.

5.9 **No Waiver.** The failure of any of the Party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive such Party or any other Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

5.10 **Notices.** Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by overnight delivery carrier of national reputation, sent by facsimile transmission (and immediately after transmission receipt of which has been confirmed by telephone by the sender), or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered if delivered personally, sent by overnight delivery, or sent by facsimile (and immediately after receipt of which has been confirmed by telephone by the sender) or, if mailed, when confirmation of receipt has been received, as follows. Additionally, any Notices must be sent via electronic email. Any Notices shall be sent to the following recipients:

(i) If to FirstFire Global Opportunities Fund, LLC:

FirstFire Global Opportunities Fund, LLC
1040 First Avenue, Suite 190
New York, New York 10022
Attn: Eli Fireman, Managing Partner
Email: eli@firstfirecap.com

With copies to:

Philip M. Giordano, Esq.
Giordano & Company, P.C.
REED & GIORDANO, P.A.
47 Winter Street, Suite 800
Boston, Massachusetts 02108-4774 USA
Telephone: 617-723-7755
Email: pgiordano@reedgiordano.com

(ii) If to the Company:

Rideshare Rental, Inc., f/k/a YayYo, Inc.
433 North Camden Drive, Suite 600
Beverly Hills, California 90210
Attn: Ramy El-Batrawi, Chief Executive Officer
Email: ramy@yayyo.com

With copies to: George B. Newhouse, Jr.,
Richards Carrington LLC
545 S. Figueroa Street, 7th Fl

Los Angeles, CA 90071
Email: george@richardscarrington.com

(iii) If to WestPark Capital, Inc.:

WestPark Capital, Inc.
1900 Avenue of The Stars, Third Floor Los
Angeles, California 90067
Attn: Richard Rapport, Chairman and Chief Executive Officer
Email: r@wpcapital.com

With copies to:

WestPark Capital, Inc.
1900 Avenue of The Stars, Third Floor Los
Angeles, California 90067
Attn: Julie E. Kamps, Esq., General Counsel
Email: jkamps@wpcfs.com

(iv) If to Richard A. Rappaport:

Richard A. Rappaport
c/o WestPark Capital, Inc.
1900 Avenue of The Stars, Third Floor
Los Angeles, California 90067
Email: r@wpcapital.com

With copies to:

WestPark Capital, Inc.
1900 Avenue of The Stars, Third Floor Los
Angeles, California 90067
Attn: Julie E. Kamps, Esq., General Counsel
Email: jkamps@wpcfs.com

Any Party may, by notice given in accordance with this paragraph to the other Party, designate another address or person for receipt of notices hereunder.

5.11 **Successors and Assigns.** This Agreement is binding upon and inures to the benefit of the Parties hereto and their respective parents, subsidiaries, directors, officers, agents, employees, stockholders, heirs, executors, administrators, legal representatives, predecessors, successors, and assigns.

5.12 **Execution.** This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and may be delivered via mail, electronic mail (.pdf), or facsimile, any of which shall be deemed an original, and such counterparts will together constitute but one Agreement. The Parties agree that this Agreement may be accepted, executed, or agreed to through the use of

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an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act ("E-Sign Act"), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act ("UETA"), and any applicable state law. Any document accepted, executed, or agreed to in conformity with such laws will be binding on the Parties the same as if it were physically executed and the Parties hereby consents to the use of any third party electronic signature capture service providers as may be chosen by any other Party.

5.13 **Amendment.** This Agreement may not be amended orally, but may only be amended by a written instrument signed by all_Parties.

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THE FUND AND THE DEFENDANTS ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND ARE VOLUNTARILY ENTERING INTO IT.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as a sealed instrument, effective as of February 11, 2021.

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: ______________________
Eli Fireman, Managing Director

Dated: 2/11/2021

RIDESHARE RENTAL, INC. fka YAYYO, INC.

By: ______________________
Ramy El-Batrawi, Chief Executive Officer

Dated: ______________________

WESTPARK CAPITAL, INC.

By: ______________________
Richard A. Rappaport
Chief Executive Officer

Dated: ______________________

RAMY EL-BATRAWI

By: ______________________
Ramy El-Batrawi

Dated: ______________________

RICHARD A. RAPPAPORT

By: ______________________

Richard A. Rappaport

Dated: ______________________

EXHIBIT "A-1"

FirstFire Stock Agreement

EXHIBIT "A-2"

John Gray Stock Agreement

EXHIBIT "B"

UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC,	:	
Plaintiff,	:	
v.	:	**Civil Action No. 1:20-cv-03327-LLS**
WESTPARK CAPITAL, INC., AEGIS CAPITAL CORPORATION, RICHARD A. RAPPAPORT, ROBERT J. EIDE, RIDESHARE RENTAL, INC. f/k/a YAYYO, INC. and RAMY EL-BATRAWI,	:	
Defendants.	:	

STIPULATION OF DISMISSAL WITH PREJUDICE

Pursuant to Rule 41(a)(1)(ii) of the Federal Rules of Civil Procedure, the Plaintiff, FirstFire Global Opportunities Fund, LLC, and the Defendants, WestPark Capital, Inc., Rideshare Rental, Inc. f/k/a YayYo, Inc., Richard A. Rappaport, and Ramy El-Batrawi, hereby stipulate and agree to the dismissal of all claims, counterclaims, crossclaims or otherwise, that were brought, or could have been brought, against and among the Parties in the above-captioned action. All rights of appeal are hereby waived and each Party shall bear its own costs and attorneys' fees.

Respectfully submitted,
PLAINTIFF, FirstFire Global Opportunities Fund, LLC

By its Attorneys,

/s/ Philip M. Giordano
Philip M. Giordano, Esq.
Giordano & Company, P.C.
REED & GIORDANO, P.A.
47 Winter Street, Suite 800
Boston, Massachusetts 02108-4774
Telephone: (617) 723-7755
Facsimile: (617) 723-7756
Email: pgiordano@reedgiordano.com

Dated: February_, 2021

AS AGREED:

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: [signature]

Eli Fireman, Managing Director

Dated: 2/11/2021

RIDESHARE RENTAL, INC. f/k/a YAYYO, INC.,

By:______________________________

Ramy El-Batrawi, Chief Executive Officer

Dated:____________________________

WESTPARK CAPITAL, INC.

By:______________________________

Richard Rappaport
Chief Executive Office

Dated:____________________________

RAMY EL-BATRAWI

By:______________________________

Ramy El-Batrawi

Dated:____________________________

RICHARD A. RAPPAPORT

By:______________________________

Richard A. Rappaport

Dated:____________________________

CERTIFICATE OF SERVICE

I, Philip M. Giordano, do hereby certify that on the th day of February, 2021, I caused to be served a true and correct copy of the Stipulation of Dismissal, as filed by and through the District Court's electronic filing/ECF system and that such true copy is available for downloading and viewing by all Parties and counsel of record.

Dated: February ___, 2021

/s/ Philip M. Giordano
Philip M. Giordano

EXHIBIT "C"

General Release of All Claims by the Company.

a) Rideshare Rental, Inc., f/k/a YayYo, Inc., ("YAYO") on its own behalf and on behalf of its respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and its respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns, including but not limited to Ramy El-Batrawi (collectively the "YAYO Releasors"), hereby release FirstFire Global Opportunities Fund, LLC, (the "Fund"), FirstFire Capital Management, LLC, Seth Fireman, Eli Fireman, and their respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively, the "FirstFire Releasees"), as well as WestPark Capital, Inc. ("Westpark") and Richard A. Rappaport, and their respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively hereinafter the ""WestPark Releasees") from any and all liability, actions, claims, damages, expenses or costs of whatever nature, including but not limited to compensatory damages, punitive damages, equitable relief and attorneys' fees and costs, related to or arising out of the Initial Public Offering and/or business relationship between and among the Fund and the Company. The Parties agree that this release of claims is intended to be a broadly construed "General Release" and includes any dispute, action or claim that is known or unknown to the YAYO Releasors, including but not limited to, claims based on a breach of an express or implied contract; breach of the covenant of good faith and fair dealing; any action arising in tort, including, but not limited to, securities fraud, fraud and deceit, negligent misrepresentation, libel, slander, defamation, and/or any other claims arising from intentional or negligent misconduct; and any and all other claims arising under the state law of the States of New York and California, all as amended, and any other federal, state or local statute, law, or ordinance, concerning the terms and conditions of the Initial Public Offering and/or the business relationship, the performance under the Initial Public Offering and/or the business relationship; and any claim arising under common law or by public policy, except claims or proceedings necessary to enforce the provisions of this Agreement and claims that cannot be waived as a matter of law. It is understood and agreed that this Agreement constitutes a full and final release covering all known, unknown, anticipated and unanticipated injuries, debts, claims or damage that the YAYO Releasors have against the FirstFire Releasees, which have arisen, or which may have arisen, in connection with the Initial Public Offering and/or the business relationship between the Fund or any other FirstFire Releasee and the Company, as well as those injuries, debts, claims or damages not known or disclosed which have arisen, or may have arisen, from said business dealings, up to the date that the YAYO Releasors sign this Agreement. This waiver and release does not include the Company's rights to enforce this Agreement and any action or claim that cannot be waived as a matter of law.

1. b) The YAYO Releasors further waive any and all rights or benefits that the YAYO Releasors do not know or suspect to exist at the time of its execution of this Agreement

which, if known by them, would have materially affected this Settlement with the Fund. The YAYO Releasors expressly waive and release any and all provisions, rights, and benefits conferred by §1542 of the California Civil Code, which provides:

> **Section 1542**. Certain Claims Not Affected by General Release. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party;

or by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

The YAYO Releasors agree that this is a complete and final Settlement and specifically affirm their intention to release not only those claims against the FirstFire Releasees which they know about, but also those claims about which they do not know. The YAYO Releasors also stipulate and agree that the consideration provided pursuant to this Agreement is in full and complete satisfaction of any claims, including but not limited to such claims related to or arising out of the Initial Public Offering, and/or the Company's business relationship with the Fund or any FirstFire Releasee, through and including the date of this Release (the "Agreement").

THE YAYO RELEASORS UNDERSTAND THAT, BY ENTERING INTO THIS AGREEMENT, THEY NO LONGER HAVE THE RIGHT TO ASSERT ANY CLAIM, ARBITRATION OR LAWSUIT OF ANY KIND ATTEMPTING TO RECOVER MONEY OR ANY OTHER RELIEF AGAINST ANY FIRSTFIRE RELEASEE FOR ANY CLAIM, INCLUDING BUT NOT LIMITED TO ANY ACTS OR INJURIES RELATED TO OR ARISING OUT OF THE INITIAL PUBLIC OFFERING AND/OR THE BUSINESS RELATIONSHIP BETWEEN AND AMONG YAYO AND ANY FIRSTFIRE RELEASEE THROUGH THE EFFECTIVE DATE, EXCEPT AS INDICATED IN THE PREVIOUS PARAGRAPH.

c) The YAYO Releasors, as may be applicable, acknowledge that they have been advised, in writing, to consult with an attorney of their choice prior to signing this Agreement. The YAYO Releasors further acknowledge that they have had the opportunity to consult with an attorney of their choice with respect to all terms and conditions set forth in this Agreement and to have the advice of counsel with respect to their decision to sign and enter into this Agreement. The YAYO Releasors, as may be applicable, acknowledge that the Fund has offered them sufficient time to consider the terms and conditions of this Agreement, to consult with counsel of their choice, and to decide whether to sign and enter into this Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement in the State of New York as a sealed instrument, effective as of February 11 , 2021.

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: ______________________

Eli Fireman, Managing Director

Dated: 2/11/2021

RIDESHARE RENTAL, INC., f/k/a YAYYO, INC.,

By: ______________________

Ramy El-Batrawi, Chief Executive Officer

Dated: ______________________

WESTPARK CAPITAL, INC.

By: ______________________

Richard A. Rappaport,
Chief Executive Officer

Dated: ______________________

RICHARD A. RAPPAPORT

By: ______________________

Richard A. Rappaport

Dated: ______________________

EXHIBIT "D"

General Release of Certain Claims by WestPark.

a) **WestPark Capital, Inc.,** on its own behalf and on behalf of its respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and each of their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, and assigns (collectively the "WestPark Releasors"), hereby release FirstFire Global Opportunities Fund, LLC (the "Fund"), FirstFire Capital Management, LLC, Seth Fireman, and Eli Fireman, and their respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively hereinafter the "FirstFire Releasees"), as well as Rideshare Rental Inc., f/k/a YayYo, Inc. ("YAYO"), and Ramy El-Batrawi, and their respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively hereinafter the "YAYO Releasees") from any and all liability, actions, claims, damages, expenses or costs of whatever nature, including but not limited to compensatory damages, punitive damages, equitable relief and attorneys' fees and costs, related to or arising out of the Litigation and/or business relationship between and among the Fund and WestPark, except that as to Rideshare Rental, Inc. (f/k/a YayYo, Inc.) this release does not extend to claims of indemnity or indemnification arising under other lawsuits or litigations that may be related to the instant litigation. The Parties agree that this release of claims is intended to be a broadly construed "General Release" and includes any dispute, action or claim that is known or unknown to the WestPark Releasors, including but not limited to, claims based on a breach of an express or implied contract; breach of the covenant of good faith and fair dealing; any action arising in tort, including, but not limited to, securities fraud, fraud and deceit, negligent misrepresentation, libel, slander, defamation, and/or any other claims arising from intentional or negligent misconduct; and any and all other claims arising under the state laws of the States of New York and California, all as amended, and any other federal, state or local statute, law, or ordinance, concerning the terms and conditions of the Initial Public Offering and/or the business relationship, the performance under the Initial Public Offering and/or the business relationship; and any claim arising under common law or by public policy, except claims or proceedings necessary to enforce the provisions of this Agreement and claims that cannot be waived as a matter of law. It is understood and agreed that this Agreement constitutes a full and final release covering all known, unknown, anticipated and unanticipated injuries, debts, claims or damage that the WestPark Releasors have against the FirstFire Releasees and/or the YAYO Releasees, which have arisen, or which may have arisen, in connection with the Initial Public Offering and/or the business relationship between the Fund or any other FirstFire Releasee and the Company, as well as those injuries, debts, claims or damages not known or disclosed which have arisen, or may have arisen, from said business dealings, up to the date that the WestPark Releasors sign this Agreement. This waiver and release does not include WestPark's rights to enforce this Agreement and any action or claim that cannot be waived as a matter of law.

b) The WestPark Releasors further waive any and all rights or benefits that the WestPark Releasors do not know or suspect to exist at the time of its execution of this Agreement which, if known by them, would have materially affected this Settlement with the Fund. The WestPark

Releasors expressly waive and release any and all provisions, rights, and benefits conferred by §1542 of the California Civil Code, which provides:

> **Section 1542**. Certain Claims Not Affected by General Release. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor
>
> at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party;

or by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

The WestPark Releasors agree that this is a complete and final Settlement and specifically affirms their intention to release not only those claims against the FirstFire Releasees which they know about, but also those claims about which they do not know. The WestPark Releasors also stipulate and agree that the consideration provided pursuant to this Agreement is in full and complete satisfaction of any claims, including but not limited to such claims related to or arising out of the Initial Public Offering, and/or the Company's business relationship with the Fund or any FirstFire Releasee, through and including the date of this Release (the "Agreement").

THE WESTPARK RELEASORS UNDERSTAND THAT, BY ENTERING INTO THIS AGREEMENT, THEY NO LONGER HAVE THE RIGHT TO ASSERT ANY CLAIM, ARBITRATION OR LAWSUIT OF ANY KIND ATTEMPTING TO RECOVER MONEY OR ANY OTHER RELIEF AGAINST ANY FIRSTFIRE RELEASEE OR ANY YAYO RELEASEE FOR ANY CLAIM, INCLUDING BUT NOT LIMITED TO ANY ACTS OR INJURIES RELATED TO OR ARISING OUT OF THE INITIAL PUBLIC OFFERING AND/OR THE BUSINESS RELATIONSHIP BETWEEN AND AMONG WESTPARK AND ANY FIRSTFIRE RELEASEEE, AND/OR ANY YAYO RELEASEE THROUGH THE EFFECTIVE DATE, EXCEPT AS INDICATED IN THE PREVIOUS PARAGRAPH.

c) The WestPark Releasors, as may be applicable, acknowledge that they have been advised, in writing, to consult with an attorney of their choice prior to signing this Agreement. The WestPark Releasors further acknowledge that they have had the opportunity to consult with an attorney of their choice with respect to all terms and conditions set forth in this Agreement and to have the advice of counsel with respect to their decision to sign and enter into this Agreement. The WestPark Releasors, as may be applicable, acknowledge that the Fund has offered them sufficient time to consider the terms and conditions of this Agreement, to consult with counsel of their choice, and to decide whether to sign and enter into this Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement in the State of New York under as a sealed instrument, effective as of February ___, 2021.

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: ______________________

Eli Fireman, Managing Director

Dated: 2/11/2021

WESTPARK CAPITAL, INC.

By: ______________________

Richard A. Rappaport,
Chief Executive Officer

Dated: ______________________

RIDESHARE RENTAL, INC., f/k/a YAYYO, INC.,

By: ______________________
Ramy El-Batrawi, Chief Executive Officer

Dated:

RAMY EL-BATRAWI

By:
Ramy El-Batrawi

Dated:

<u>EXHIBIT "E-1"</u>

General Release of All Claims by Rappaport.

a) Richard A. Rappaport, on his own behalf and on behalf of his successors and assigns, and each of their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, and assigns (collectively the "Rappaport Releasors"), hereby release FirstFire Global Opportunities Fund, LLC, (the "Fund"), FirstFire Capital Management, LLC, Seth Fireman, and Eli Fireman, and their respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively hereinafter the "FirstFire Releasees"), from any and all liability, actions, claims, damages, expenses or costs of whatever nature, including but not limited to compensatory damages, punitive damages, equitable relief and attorneys' fees and costs, related to or arising out of the Initial Public Offering and/or business relationship between and among the Fund and Rappaport. The Parties agree that this release of claims is intended to be a broadly construed "General Release" and includes any dispute, action or claim that is known or unknown to the Rappaport Releasors, including but not limited to, claims based on a breach of an express or implied contract; breach of the covenant of good faith and fair dealing; any action arising in tort, including, but not limited to, securities fraud, fraud and deceit, negligent misrepresentation, libel, slander, defamation, and/or any other claims arising from intentional or negligent misconduct; and any and all other claims arising under the state law of the States of New York and California, all as amended, and any other federal, state or local statute, law, or ordinance, concerning the terms and conditions of the Initial Public Offering and/or the business relationship, the performance under the Initial Public Offering and/or the business relationship; and any claim arising under common law or by public policy, except claims or proceedings necessary to enforce the provisions of this Agreement and claims that cannot be waived as a matter of law. It is understood and agreed that this Agreement constitutes a full and final release covering all known, unknown, anticipated and unanticipated injuries, debts, claims or damage that the Rappaport Releasors have against the FirstFire Releasees, which have arisen, or which may have arisen, in connection with the Initial Public Offering and/or the business relationship between the Fund and the Company, as well as those injuries, debts, claims or damages not known or disclosed which have arisen, or may have arisen, from said business dealings, up to the date that the Rappaport Releasors sign this Agreement. This waiver and release does not include Rappaport's rights to enforce this Agreement and any action or claim that cannot be waived as a matter of law.

b) The Rappaport Releasors further waive any and all rights or benefits that the Rappaport Releasors do not know or suspect to exist at the time of its execution of this Agreement which, if known by them, would have materially affected this Settlement with the Fund. The Rappaport Releasors expressly waive and release any and all provisions, rights, and benefits conferred by §1542 of the California Civil Code, which provides:

> Section 1542. Certain Claims Not Affected by General Release. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor

> at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party;

or by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

The Rappaport Releasors agree that this is a complete and final Settlement and specifically affirms their intention to release not only those claims against the FirstFire Releasees which they know about, but also those claims about which they do not know. The Rappaport Releasors also stipulate and agree that the consideration provided pursuant to this Agreement is in full and complete satisfaction of any claims, including but not limited to such claims related to or arising out of the Initial Public Offering, and/or the Company's business relationship with the Fund or any FirstFire Releasee, through and including the date of this Release (the "Agreement").

THE RAPPAPORT RELEASORS UNDERSTAND THAT, BY ENTERING INTO THIS AGREEMENT, THEY NO LONGER HAVE THE RIGHT TO ASSERT ANY CLAIM, ARBITRATION OR LAWSUIT OF ANY KIND ATTEMPTING TO RECOVER MONEY OR ANY OTHER RELIEF AGAINST ANY FIRSTFIRE RELEASEE FOR ANY CLAIM, INCLUDING BUT NOT LIMITED TO ANY ACTS OR INJURIES RELATED TO OR ARISING OUT OF THE INITIAL PUBLIC OFFERING AND/OR THE BUSINESS RELATIONSHIP BETWEEN AND AMONG RAPPAPORT AND FIRSTFIRE OR ANY FIRSTFIRE RELEASEE THROUGH THE EFFECTIVE DATE, EXCEPT AS INDICATED IN THE PREVIOUS PARAGRAPH.

c) The Rappaport Releasors, as may be applicable, acknowledge that they have been advised, in writing, to consult with an attorney of their choice prior to signing this Agreement. The Rappaport Releasors further acknowledge that they have had the opportunity to consult with an attorney of their choice with respect to all terms and conditions set forth in this Agreement and to have the advice of counsel with respect to their decision to sign and enter into this Agreement. The Rappaport Releasors, as may be applicable, acknowledge that the Fund has offered them sufficient time to consider the terms and conditions of this Agreement, to consult with counsel of their choice, and to decide whether to sign and enter into this Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Release Agreement in the State of New York under as a sealed instrument, effective as of February ___, 2021.

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: ______________________

Eli Fireman, Managing Director

Dated: 2/11/2021

RICHARD A. RAPPAPORT

By: ______________________

Richard A. Rappaport

Dated: ______________________

EXHIBIT "E-2"

General Release of All Claims by Ramy El-Batrawi

d) Ramy El-Batrawi, on his own behalf and on behalf of his successors and assigns, and each of their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, and assigns (collectively the "El-Batrawi Releasors"), hereby release FirstFire Global Opportunities Fund, LLC, FirstFire Capital Management, LLC, Seth Fireman, and Eli Fireman, and their respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively hereinafter the "FirstFire Releasees"), from any and all liability, actions, claims, damages, expenses or costs of whatever nature, including but not limited to compensatory damages, punitive damages, equitable relief and attorneys' fees and costs, related to or arising out of the Initial Public Offering and/or business relationship between and among the Fund and El-Batrawi. The Parties agree that this release of claims is intended to be a broadly construed "General Release" and includes any dispute, action or claim that is known or unknown to the El-Batrawi Releasors, including but not limited to, claims based on a breach of an express or implied contract; breach of the covenant of good faith and fair dealing; any action arising in tort, including, but not limited to, securities fraud, fraud and deceit, negligent misrepresentation, libel, slander, defamation, and/or any other claims arising from intentional or negligent misconduct; and any and all other claims arising under the state law of the States of New York and California, all as amended, and any other federal, state or local statute, law, or ordinance, concerning the terms and conditions of the Initial Public Offering and/or the business relationship, the performance under the Initial Public Offering and/or the business relationship; and any claim arising under common law or by public policy, except claims or proceedings necessary to enforce the provisions of this Agreement and claims that cannot be waived as a matter of law. It is understood and agreed that this Agreement constitutes a full and final release covering all known, unknown, anticipated and unanticipated injuries, debts, claims or damage that the El-Batrawi Releasors have against the FirstFire Releasees, which have arisen, or which may have arisen, in connection with the Initial Public Offering and/or the business relationship between the Fund or any FirstFire Releasee and the Company, as well as those injuries, debts, claims or damages not known or disclosed which have arisen, or may have arisen, from said business dealings, up to the date that the El-Batrawi Releasors sign this Agreement. This waiver and release does not include El-Batrawi's rights to enforce this Agreement and any action or claim that cannot be waived as a matter of law.

e) The El-Batrawi Releasors further waive any and all rights or benefits that the El-Batrawi Releasors do not know or suspect to exist at the time of its execution of this Agreement which, if known by them, would have materially affected this Settlement with the Fund. The El-Batrawi Releasors expressly waive and release any and all provisions, rights, and benefits conferred by §1542 of the California Civil Code, which provides:

> Section 1542. Certain Claims Not Affected by General Release. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor

BF

> at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party;

or by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

The El-Batrawi Releasors agree that this is a complete and final Settlement and specifically affirms their intention to release not only those claims against FirstFire or any FirstFire Releasee which they know about, but also those claims about which they do not know. The El-Batrawi Releasors also stipulate and agree that the consideration provided pursuant to this Agreement is in full and complete satisfaction of any claims, including but not limited to such claims related to or arising out of the Initial Public Offering, and/or the Company's business relationship with the Fund, through and including the date of this Release (the "Agreement").

THE EL-BATRAWI RELEASORS UNDERSTAND THAT, BY ENTERING INTO THIS AGREEMENT, THEY NO LONGER HAVE THE RIGHT TO ASSERT ANY CLAIM, ARBITRATION OR LAWSUIT OF ANY KIND ATTEMPTING TO RECOVER MONEY OR ANY OTHER RELIEF AGAINST ANY FIRSTFIRE RELEASEE FOR ANY CLAIM, INCLUDING BUT NOT LIMITED TO ANY ACTS OR INJURIES RELATED TO OR ARISING OUT OF THE INITIAL PUBLIC OFFERING AND/OR THE BUSINESS RELATIONSHIP BETWEEN AND AMONG EL-BATRAWI AND FIRSTFIRE OR ANY FIRSTFIRE RELEASEE THROUGH THE EFFECTIVE DATE, EXCEPT AS INDICATED IN THE PREVIOUS PARAGRAPH.

f) The El-Batrawi Releasors, as may be applicable, acknowledge that they have been advised, in writing, to consult with an attorney of their choice prior to signing this Agreement. The El-Batrawi Releasors further acknowledge that they have had the opportunity to consult with an attorney of their choice with respect to all terms and conditions set forth in this Agreement and to have the advice of counsel with respect to their decision to sign and enter into this Agreement. The El-Batrawi Releasors, as may be applicable, acknowledge that the Fund has offered them sufficient time to consider the terms and conditions of this Agreement, to consult with counsel of their choice, and to decide whether to sign and enter into this Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement in the State of New York under as a sealed instrument, effective as of February 11, 2021.

AP

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: ______________________
Eli Fireman, Managing Director

Dated: 2/11/2021

RAMY EL-BATRAWI

By: ______________________
Ramy El-Batrawi

Dated: ______________________

EXHIBIT "F"

General Release of All Claims by the Fund

a) FirstFire Global Opportunities Fund, LLC, ("FirstFire" or the "Fund") on its own behalf and on behalf of its predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and its respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively the "FirstFire Releasors"), hereby release each of Rideshare Rental, Inc., f/k/a YayYo, Inc., Ramy El-Batrawi, WestPark Capital, Inc., Richard A. Rappaport, (collectively the "Defendants" and, with the Fund, the "Parties") and John Gray, and each of their respective predecessors, parents, affiliates, subsidiaries, divisions, successors and assigns, and their respective trustees, officers, directors, agents, representatives, employees, principals, shareholders, heirs, executors, administrators, attorneys, and assigns (collectively hereinafter the "Defendant Releasees"), from any and all liability, actions, claims, damages, expenses or costs of whatever nature, including but not limited to compensatory damages, punitive damages, equitable relief and attorneys' fees and costs, related to or arising out of the Initial Public Offering and/or business relationship between and among the Fund and the Defendants. The Parties agree that this release of claims is intended to be a broadly construed "General Release" and includes any dispute, action or claim that is known or unknown to the FirstFire Releasors, including but not limited to, claims based on a breach of an express or implied contract; breach of the covenant of good faith and fair dealing; any action arising in tort, including, but not limited to, securities fraud, fraud and deceit, negligent misrepresentation, libel, slander, defamation, and/or any other claims arising from intentional or negligent misconduct; any and all other claims arising under the state law of the States of New York and California, all as amended, including claims arising from any acquisition of vehicles or otherwise, and any other federal, state or local statute, law, or ordinance, concerning the terms and conditions of the Initial Public Offering and/or the business relationship, the performance under the Initial Public Offering and/or the business relationship; and any claim arising under common law or by public policy, except claims or proceedings necessary to enforce the provisions of this Agreement and claims that cannot be waived as a matter of law. It is understood and agreed that this Agreement constitutes a full and final release covering all known, unknown, anticipated and unanticipated injuries, debts, claims or damage that the FirstFire Releasors have against the Defendant Releasees, which have arisen, or which may have arisen, in connection with the Initial Public Offering and/or the business relationship between the Fund and the Defendants, as well as those injuries, debts, claims or damages not known or disclosed which have arisen, or may have arisen, from said business dealings, up to the date that the FirstFire Releasors sign this Agreement. This General Release releases and discharges all claims brought in the Litigation (as defined in the Settlement Agreement) in their entirety. This waiver and release does not include the Fund's rights to enforce this Agreement and any action or claim that cannot be waived as a matter of law.

b) The FirstFire Releasors further waive any and all rights or benefits that the FirstFire Releasors do not know or suspect to exist at the time of its execution of this Agreement which, if known by them, would have materially affected this Settlement with the Fund. The FirstFire Releasors expressly waive and release any and all provisions, rights, and benefits conferred by §1542 of the California Civil Code, which provides:

EB

> Section 1542. Certain Claims Not Affected by General Release. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party;

or by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Section 1542 of the California Civil Code.

The FirstFire Releasors agree that this is a complete and final Settlement and specifically affirms their intention to release not only those claims against the Defendants which they know about, but also those claims about which they do not know. The FirstFire Releasors also stipulate and agree that the consideration provided pursuant to this Agreement is in full and complete satisfaction of any claims, including but not limited to such claims related to or arising out of the Initial Public Offering, and/or the Fund's business relationship with the Defendants, through and including the Effective Date.

THE FIRSTFIRE RELEASORS UNDERSTAND THAT, BY ENTERING INTO THIS AGREEMENT, THEY NO LONGER HAVE THE RIGHT TO ASSERT ANY CLAIM, ARBITRATION OR LAWSUIT OF ANY KIND ATTEMPTING TO RECOVER MONEY OR ANY OTHER RELIEF AGAINST ANY DEFENDANT RELEASEE FOR ANY CLAIM, INCLUDING BUT NOT LIMITED TO ANY ACTS OR INJURIES RELATED TO OR ARISING OUT OF THE INITIAL PUBLIC OFFERING AND/OR THE BUSINESS RELATIONSHIP BETWEEN AND AMONG FIRSTFIRE AND THE DEFENDANTS THROUGH THE EFFECTIVE DATE, EXCEPT AS INDICATED IN THE PREVIOUS PARAGRAPH.

c) The FirstFire Releasors, as may be applicable, acknowledge that they have been advised, in writing, to consult with an attorney of their choice prior to signing this Agreement. The FirstFire Releasors further acknowledge that they have had the opportunity to consult with an attorney of their choice with respect to all terms and conditions set forth in this Agreement and to have the advice of counsel with respect to their decision to sign and enter into this Agreement. The FirstFire Releasors, as may be applicable, acknowledge that the Fund has offered them sufficient time to consider the terms and conditions of this Agreement, to consult with counsel of their choice, and to decide whether to sign and enter into this Agreement.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement in the State of New York under as a sealed instrument, effective as of February 11, 2021.

FIRSTFIRE GLOBAL OPPORTUNITIES FUND, LLC

By: [signature]
Eli Fireman, Managing Director

Dated: 2/11/2021

RIDESHARE RENTAL, INC., f/k/a YAYYO, INC.,

By:____________________
Ramy El-Batrawi, Chief Executive Officer

Dated:____________________

WESTPARK CAPITAL, INC.

By:____________________

Richard A. Rappaport,
Chief Executive Officer

Dated:____________________

RAMY EL-BATRAWI

By:____________________

Ramy El-Batrawi

Dated:____________________

RICHARD A. RAPPAPORT

By:____________________

Richard A. Rappaport

Dated:____________________